State Street® SPDR® Nasdaq® MyPaycheck ETF
PCHX
(NASDAQ Ticker)
Summary Prospectus-November 16, 2026
Before you invest in the State Street® SPDR® Nasdaq® MyPaycheck ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated November 16, 2026, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at www.statestreet.com/im.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The State Street SPDR Nasdaq MyPaycheck ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index comprising a diversified portfolio of exchange-traded products with exposure to multiple asset classes which is designed to support a monthly inflation-adjusted target payout strategy.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.35%
1
“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$36	$113
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.

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The Fund's Principal Investment Strategy
In seeking to track the performance of the Nasdaq MyPaycheck Total Return Index (the “Index”), the Fund generally employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under certain circumstances, however, the Fund may use a sampling strategy, whereby SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) may choose to overweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to (i) measure the performance of a diversified portfolio of 10 exchange-traded products (the “Underlying ETPs”) that, in the aggregate, provide exposure to domestic and international equity securities, domestic and international fixed income securities, commodities (including through investments in commodity-linked derivatives) and real estate investment trusts (“REITs”) and (ii) support a targeted, fixed-dollar monthly payout that is inflation-adjusted semi-annually. Each Underlying ETP is listed on a U.S. exchange and, except for SPDR® Gold MiniShares® Trust, is managed by the Adviser.
As of the date of this Prospectus, the Underlying ETPs comprising the Index, as well as their target Index weights and underlying asset class exposures, are as follows:
ETP NAME	TARGET INDEX WEIGHT	ASSET CLASS EXPOSURE
State Street® SPDR® Portfolio S&P 500 ETF	15%	Equity (25%)
State Street® SPDR® MSCI ACWI ex-US ETF	10%
State Street® SPDR® Portfolio Aggregate Bond Index ETF	10%	Fixed Income (50%)
State Street® SPDR® Portfolio High Yield Bond Index ETF	15%
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF	15%
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF	5%
State Street® SPDR® Portfolio Long Term Treasury Index ETF	5%
SPDR® Gold MiniShares® Trust	10%	Commodities (20%)
State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF	10%
State Street® SPDR® Dow Jones® REIT ETF	5%	REITs (5%)
The Fund will invest directly in shares of each Underlying ETP, except for the SPDR Gold Minishares Trust (“GLDM”). The Fund expects to gain exposure to GLDM by investing in a wholly-owned subsidiary, an exempted limited company organized under the laws of the Cayman Islands (the “Subsidiary”) that invests in shares of GLDM. The Subsidiary is managed by the Adviser. The Fund's investments in the Subsidiary generally provide the Fund with exposure to GLDM within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in physical gold-backed ETPs. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary. The Index is rebalanced to the target Index weights monthly effective at market open on the seventh trading day of each month.
The Index seeks to support a targeted monthly distribution payout that is inflation-adjusted semi-annually (the “Payout”). The initial Payout is equal to the annualized amount of 5% of the Index level on the inception date of the Index on May 7, 2026. Thereafter, the Payout is adjusted for inflation semi-annually every June and December based on changes to the rolling 12-month U.S. inflation rate as measured by the U.S. Consumer Price Index (the “Inflation Adjustment”). In addition to calculating the Index, the Index Provider (defined below) calculates the Nasdaq MyPaycheck Monthly Decrement Index (the “Decrement Index”), which is designed
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to represent the value of the Index after the deduction of the Payout. During any period in which the level of the Decrement Index falls below 50% of its historical maximum level, the Inflation Adjustment will not be implemented and the Payout will be adjusted so that it does not exceed the income generated by the Underlying ETPs (the “Decrement Limitation”).
The Index is sponsored by Nasdaq, Inc. (the “Index Provider”). The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Distribution Policy. To provide shareholders a predictable, but not assured, level of cash flow, the Fund intends to pay monthly distributions on Fund shares in accordance with the Payout. The Fund is not an annuity or any other type of insurance contract. Consequently, distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or any third party. Shareholders receiving periodic distributions from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.
The Fund's initial monthly per share distribution will be determined based on the product of (i) the Fund's net asset value per share and (ii) the Payout relative to the Index level at the time of calculation. For example, if at the time of calculation the Fund's net asset value per share is $25, and the Payout relative to the Index level is the annualized amount of 5%, the Fund would seek to pay an initial monthly distribution of approximately $0.10 per share (an annualized rate of $1.25 per share). The Fund would then seek to make subsequent monthly distributions fixed to the Fund's initial monthly per share distribution amount. The monthly per share distribution amount will be subject to the semi-annual Inflation Adjustment described above, except during periods when the Decrement Limitation is in effect. In addition, during periods when the Decrement Limitation is in effect, the monthly per share distribution amount will be adjusted to include only income earned from the Fund's investments. Monthly distribution amounts are not guaranteed, will vary over time, and may decline during deflationary periods. The preceding example is meant for illustrative purposes only and does not reflect the Fund's current monthly per share distribution amount. For more information about the Index, the Decrement Index, and the current monthly distribution amount, please visit the Fund's website at www.statestreet.com/im.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. The Fund's exposure to the risks discussed below may be through the Fund's direct investments or indirect through the Fund's investments in the Underlying ETPs. References to the “Fund” below should be read to also apply to the Underlying ETPs and the Subsidiary where the context requires. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Distribution Risk: Shareholders receiving a distribution from the Fund may be under the impression that they are receiving net profits. However, if the amount of the distribution exceeds the amount of the Fund's income and gains for that period, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. It is possible for the Fund to suffer investment losses and simultaneously experience additional asset reductions as a result of its distribution payments to shareholders. In addition, in order to make distributions in accordance with the Payout, the Fund may have to sell portfolio securities at a time when it would not otherwise do so. During deflationary periods, distributions may decline.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be
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reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Commodities and Commodity-Linked Derivatives Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the net asset value (“NAV”) of Fund Shares to decline or fluctuate in a rapid and unpredictable manner. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall market movements, economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. These factors may impair the ability of the Fund to sell its portfolio holdings quickly or for full value. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform.
Gold Risk: The price of gold is affected by many factors, including overall market movements, changes in interest rates, global supply and demand, and changes in general economic conditions. The volume of gold imports and exports, extraction and production costs, and technological advances in gold processing and mining can significantly impact gold prices. Price movements in gold may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Gold markets have experienced, and may experience in the future, extended periods of flat or declining prices. Fluctuation in gold markets may result in a loss to the Fund. Additionally, the Fund will have exposure to gold bullion through an Underlying ETP. The Underlying ETP relies on service providers for the safekeeping of its gold bullion holdings, and any failure of the service providers to exercise due care in the safekeeping of such holdings may result in a loss to the Underlying ETP and result in a decrease in the value of the Fund's investment.
REIT Risk: REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the Exchange Traded Products (“ETPs”) in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying ETP or market disruptions may cause the market price of the Underlying ETP to deviate from the value of the Underlying ETP's investments, which may be exacerbated in less liquid markets.
Affiliated ETP Risk: The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily NAV per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
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Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund's ability to achieve its objective.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
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Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
New Fund Risk: The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Subsidiary Investment Risk: The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
Tax Risk: To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. Income derived from a direct investment in GLDM might not be treated as derived from one of those prescribed sources. The Fund generally intends to invest in GLDM indirectly through the Subsidiary. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to GLDM within the limitations of the federal tax requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a RIC. The Adviser intends to conduct the Fund's investments in the Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund's total assets are invested in the Subsidiary.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
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Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance

The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: www.statestreet.com/im.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Emiliano Rabinovich and Keith Richardson.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Keith Richardson is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1999.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on The Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you. A significant portion of distributions may be treated as a return of capital for tax purposes.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
www.statestreet.com/im
SPDR® Series Trust
One Congress Street, Boston, MA 02114
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